Capital Risk Management	12 Months Ended
Dec. 31, 2020
Capital Risk Management
Capital Risk Management

25. Capital Risk Management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern, to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholders value.

The Group monitors capital using a gearing ratio, which is total debt divided by total equity plus total debt. The gearing ratio is calculated as follows:

	As of
	December 31,
	2019	2020
Borrowings, current portion	255,422	245,626
Borrowings, non-current portion	2,891,973	3,527,595
Lease liabilities, current portion	9,363	9,644
Lease liabilities, non-current portion	195,567	186,526
Total debt	3,352,325	3,969,391
Total equity	1,649,853	1,597,137
Total debt and equity	5,002,178	5,566,528
Gearing ratio	67.0%	71.3%